Components of Accumulated Other Comprehensive Income Included in Stockholders' Equity (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Other Comprehensive Income (Loss) [Line Items]
Net unrealized gain (loss) on securities available-for-sale	$ 658	$ (290)
Net unrealized loss for funded status of defined benefit plan liability	(671)	(289)
Accumulated other comprehensive income (Loss), before taxes, total	(13)	(579)
Tax effect	3	159
Net-of-tax amount	$ (10)	$ (420)